UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 13, 2006
ALPHARMA INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8593	22-2095212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Executive Drive Fort Lee, New Jersey	07024

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(201) 947-7774
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The Stock Purchase Agreement
     On December 13, 2006 Alpharma Inc., a Delaware corporation (the “Company” or “Alpharma”) and its wholly-owned subsidiaries Alpharma (Bermuda) Inc., a Delaware corporation, and Alpharma Euro Holdings Inc., a Delaware corporation, entered into a Stock Purchase Agreement with A.L. Industrier A.S. (“ALI”), the holder of all of the outstanding shares of Class B Common Stock, par value $0.20 (the “Class B Shares”) of the Company, through a direct, wholly-owned subsidiary, AS Wangs Fabrik (the “Seller Subsidiary” and together with ALI, the “Seller Parties”) and Seller Subsidiary to purchase 11,872,897 Class B Shares for $25.50 per share, for a total of $302,758,873.50, in cash.
     The Alpharma Board of Directors approved the execution of the Stock Purchase Agreement upon the recommendation of a special committee of the Board of Directors comprised of directors independent from ALI and the Company (the “Special Committee”).
     The Stock Purchase Agreement requires ALI to call a shareholder meeting in order to approve (the “Requisite Shareholder Approval”) a bylaw amendment authorizing the sale of the Class B common stock, adoption of the Stock Purchase Agreement, and consummation of the transactions it contemplates.
     Mr. Einar Sissener, on behalf of himself and AS Swekk, Bluebird Invest I AS, EWS-Stiftelsen, Einar Andreas Sissener, Annicken Sissener, and Henriette Sissener (the “Principal Shareholders”), who collectively own approximately forty-six percent (46%) of the outstanding voting shares of ALI, has entered into a voting agreement with the Company (the “Voting Agreement”), pursuant to which he agrees to vote in favor of a bylaw amendment authorizing the sale of the Class B common stock, adoption of the Stock Purchase Agreement, and consummation of the transactions it contemplates, and to vote against any other transaction directly or indirectly relating to the sale or other disposition of any of the Class B Shares, at all shareholder meetings for a period of six months or until consummation of the transactions contemplated by the Stock Purchase Agreement.
     The Stock Purchase Agreement provides that if the Company consummates a transaction resulting in a Change in Control (as defined in the Stock Purchase Agreement) within twelve (12) months of the date of the Stock Purchase Agreement, the Company will pay ALI seventy-five percent (75%) of the difference between the price per Class A share paid in the Change in Control and $25.50.
     The Company has agreed to indemnify ALI against losses arising from allegations that the Board of Directors, the Special Committee or officers of the Company improperly took actions or did not take actions in connection with the ALI transaction that resulted in damages to the Company or the Class A shareholders. The Company’s duty to indemnify shall only arise after a final adjudication or settlement of any legal action. The Company’s indemnification obligation is capped at $2,000,000.

Voting Agreement
     The Company entered into the Voting Agreement, dated as of December 13, 2006, with Mr. Sissener on behalf of himself and the other Principal Shareholders, who collectively own approximately forty-six percent (46%) of the outstanding voting shares of ALI. The Voting Agreement evidences Mr. Sissener’s agreement to use their best efforts to call a shareholder meeting and vote in favor of a bylaw amendment permitting a sale of the Class B common stock, adoption of the Stock Purchase Agreement, and consummation of the transactions it contemplates, and to vote against any other transaction directly or indirectly relating to the sale or other disposition of any of the Class B Shares, at such meeting, for a period of six months or until consummation of the transactions contemplated by the Stock Purchase Agreement.
     The foregoing descriptions of the Stock Purchase Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2 respectively, to this Current report on Form 8-K and are incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders
     The Alpharma Board of Directors determined that: (i) the execution of the Stock Purchase Agreement and the consummation of the transactions contemplated thereby do not and will not result in the exercise of any “Rights” under the Public Shareholder Protection Plan (the “Plan”); (ii) neither the Company nor any of its affiliates shall be deemed to be a Class B Holder (as such term is defined in the Plan) by reason of the execution of the Stock Purchase Agreement or the consummation of the transactions contemplated thereby, including the Company’s purchase of the Class B Shares and (iii) no “Distribution Date” under the Plan will occur by reason of the approval, execution, delivery or announcement of the Stock Purchase Agreement or the consummation of the transactions contemplated thereby, including the Company’s purchase of the Class B Shares.
     In connection with the Stock Purchase Agreement, the Board of Directors and the Special Committee each adopted resolutions terminating the Public Shareholder Protection Plan as of immediately prior to the closing of the transactions contemplated by the Stock Purchase Agreement.
Item 9.01 Financial Statements and Exhibits.
     (a) Exhibits

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement, dated as of December 13, 2006 by and among Alpharma Inc., Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma Euro Holdings Inc., A.L. Industrier A.S. and AS Wangs Fabrik, which includes the form of the Voting Agreement as Exhibit A, a list of certain defined terms as Exhibit B, the form of the A.L Industrier A.S. Shareholder Notice as Exhibit C, the form of the

AS Wangs Fabrik Shareholder Notice as Exhibit D, the A.L Industrier A.S. Bylaw Amendment as Exhibit E and the AS Wangs Fabrik Bylaw Amendment as Exhibit F.
10.2	Voting Agreement, dated as of December 13, 2006, by and among Alpharma Inc., Mr. Einar Sissener, AS Swekk, Bluebird Invest I AS, EWS-Stiftelsen, Einar Andreas Sissener, Annicken Sissener, and Henriette Sissener, which includes a list of shares owned by the shareholder signatories as Exhibit A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2006	ALPHARMA INC.
	By:	/s/ Jeffrey S. Campbell
	Name:	Jeffrey S. Campbell
	Title:	Vice President, Finance and Interim
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement, dated as of December 13, 2006 by and among Alpharma Inc., Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma Euro Holdings Inc., A.L. Industrier A.S. and AS Wangs Fabrik, which includes the form of the Voting Agreement as Exhibit A, a list of certain defined terms as Exhibit B, the form of the A.L Industrier A.S. Shareholder Notice as Exhibit C, the form of the AS Wangs Fabrik Shareholder Notice as Exhibit D, the A.L Industrier A.S. Bylaw Amendment as Exhibit E and the AS Wangs Fabrik Bylaw Amendment as Exhibit F.
10.2	Voting Agreement, dated as of December 13, 2006, by and among Alpharma Inc., Mr. Einar Sissener, AS Swekk, Bluebird Invest I AS, EWS-Stiftelsen, Einar Andreas Sissener, Annicken Sissener, and Henriette Sissener, which includes a list of shares owned by the shareholder signatories as Exhibit A.